UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.___)

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ProUroCare Medical Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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June 29, 2012

To our shareholders:

On April 27, 2012, we achieved the most important milestone of our company’s history when the FDA approved our ProUroScan prostate imaging system for marketing in the U.S.  This clearly mitigates the largest business risk faced not just by us, but any U.S. med-tech firm attempting to develop and introduce new products. It is of critical importance to our shareholders, as well as the 2.5 million men who have been diagnosed with prostate cancer and the more than 1 million men who are newly diagnosed each year.

The newly approved ProUroScan system is specifically cleared for men to aid physicians in documenting abnormalities in the prostate following an abnormal digital rectal exam (“DRE”).  For patients faced with the proposition of undergoing painful and expensive biopsy procedures, having an objective, real-time baseline record of their prostate is an important new tool for urologists and their patients.  If cancer is ultimately diagnosed, the ProUroScan has even more potential value as a documentation tool in the active surveillance of the disease.  Since prostate cancer is typically the slowest growing cancer in men, many patients, given a sufficient means of monitoring the disease, may elect to defer treatment because of the significant side effects and morbidity commonly associated with prostate removal.  The composite images that are generated and saved as permanent electronic records by the ProUroScan can be retrieved and compared to future images during the course of monitoring the disease progression.

In the brief time since receiving FDA approval, ProUroCare has accomplished a great deal, and we are now in a position to move forward with a product that meets a major unmet need in a market exceeding $900 million in the U.S.  Having the ProUroScan imaging system cleared for marketing puts us in a much stronger position to hit the following key milestones that will drive significant value increases:

•	Completing a strategic partner agreement with an established medical device company. Since receiving approval, we have had meetings with many of these firms who have expressed significant interest and accelerated the scope of their discussions. We believe by completing such an agreement it will provide an important validation of our technology and market potential.

•	Completing minor modifications to our disposable ProUroScan rectal probe and the cleaning and disinfectant validation study to support a 510(k) submission and approval for a reusable probe.

•	Placing a limited number of systems in the facilities of “Key Opinion Leader” physicians to begin physician training and initiate post-marketing clinical studies to support future product claims and build on the clinical acceptance established in the previous clinical work.

•	Upon FDA approval of the 510(k), rolling out the system with reusable probes to the first 30-40 early adopter physicians to refine our commercial business model for success and gain market traction.

Of course, completing these objectives will require additional funding.  To that end, we are currently pursuing several potential financing initiatives facilitated by sources that were unavailable to us prior to FDA approval.

As we move past these milestones and into commercialization, this technology platform also positions us for future opportunities and new products and intellectual property claims.  I am confident that by hitting our milestone objectives and executing our business plan, the value of our company will be realized by shareholders and the millions of families that have or will be affected by prostate disease.

Sincerely,

Rick Carlson

Chief Executive Officer

ProUroCare Medical Inc.

6440 Flying Cloud Dr., Suite 101

Eden Prairie, MN 55344

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 6, 2012

TO THE STOCKHOLDERS OF PROUROCARE MEDICAL INC.:

ProUroCare Medical Inc. will hold its Annual Meeting of Stockholders at the offices of Fredrikson & Byron, 4000 Pillsbury Center, 200 South Sixth Street, Minneapolis, Minnesota, 55402, on Tuesday, August 6, 2012 at 3:30 p.m. local time, or at any adjournment or adjournments thereof. We are holding the meeting for the following purposes:

1.	To elect seven directors to our Board of Directors;

2.	To approve our 2012 Stock Plan;

3.	To ratify the Audit Committee’s selection of our independent registered public accounting firm for fiscal 2012; and

4.	To transact any other business as may properly come before the meeting or any adjournments thereof.

Holders of record of our common stock at the close of business on June 19, 2012 will be entitled to vote at the meeting or any adjournments thereof. Election of directors requires the affirmative vote of the holders of a plurality of the shares of our common stock present in person or represented by proxy at the Annual Meeting. Adoption of each of our other proposals requires the affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy at the Annual Meeting.

In addition to the proxy statement, proxy card and voting instructions, a copy of our 2011 Annual Report is enclosed.

You can vote your shares by completing and returning a proxy card. Most stockholders can also vote over the Internet or by telephone. If the Internet and telephone voting are available to you, you can find voting instructions in the materials accompanying the proxy statement. You can help us save money by voting over the Internet or by telephone. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the enclosed proxy statement.

By Order of the Board of Directors,

/s/ David F. Koenig

David F. Koenig
Secretary

June 29, 2012

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PROUROCARE MEDICAL INC.

6440 Flying Cloud Dr., Suite 101

Eden Prairie, MN 55344

PROXY STATEMENT

2012 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON August 6, 2012

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of ProUroCare Medical Inc. (“ProUroCare,” the “Company,” “we,” “our” or “us”) to be used at the 2012 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the offices of Fredrikson & Byron, 4000 Pillsbury Center, 200 South Sixth Street, Minneapolis, Minnesota, 55402 at 3:30 p.m. local time on August 6, 2012, for the purpose of considering and taking appropriate action with respect to the following:

1.	The election of seven directors to our Board of Directors;

2.	To approve our 2012 Stock Plan;

3.	Ratification of the appointment of Baker Tilly Virchow Krause, LLP (“Baker Tilly”) as our independent registered public accounting firm for fiscal 2012; and

4.	The transaction of any other business as may properly come before the meeting or any adjournments thereof.

This Proxy Statement and the enclosed proxy card are first being mailed or delivered to stockholders on or about June 29, 2012.

Proxies

Only holders of record of our common stock at the close of business on June 19, 2012 (the “Record Date”) will be entitled to vote at the Annual Meeting or any adjournments thereof. There were 17,439,693 shares of our common stock outstanding on the Record Date. Each share of common stock entitles the holder thereof to one vote upon each matter to be presented at the Annual Meeting. A quorum, consisting of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting, must be present in person or represented by proxy before action may be taken at the Annual Meeting.

Each proxy returned to the Company will be voted in accordance with the instructions indicated thereon. The affirmative vote of the holders of a plurality of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required for ratification and approval of each of the nominees for director. The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required for ratification and approval of each of (i) the 2012 Stock Plan, (ii) the appointment of Baker Tilly as independent registered public accounting firm for fiscal 2012 and (iii) the approval of any other matters to be considered at the Annual Meeting. For purposes of the vote on the proposals listed above or any other matters to be considered at the Annual Meeting, abstentions will be counted as votes entitled to be cast on these matters and will have the effect of a vote against such matters. If you hold your shares in street name and do not provide voting instructions to your broker, they will be counted as present at the meeting for the purpose of determining a quorum, but those shares are considered to be "uninstructed." New York Stock Exchange (“NYSE”) rules determine the circumstances under which member brokers of the NYSE may exercise discretion to vote "uninstructed" shares held by them on behalf of their clients who are street name holders. The applicable NYSE rules permit brokers to exercise discretion to vote uninstructed shares with respect to the proposal to ratify the appointment of Baker Tilly as our independent registered public accounting firm for fiscal 2012. The rules do not permit member brokers to exercise discretion on the proposal to elect directors or the proposal to approve our 2012 Stock Plan.

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Each stockholder who signs and returns a proxy card in the form enclosed with this Proxy Statement may revoke the proxy at any time prior to its use by giving notice of such revocation to our Secretary in writing, in open meeting or by executing and delivering a new proxy card to our Secretary. Unless so revoked, the shares represented by each proxy card will be voted at the Annual Meeting and at any adjournments thereof. Presence at the Annual Meeting of a stockholder who has signed a proxy does not alone revoke that proxy.

All shares entitled to vote and represented by properly completed proxies received prior to this meeting and not revoked at the meeting will be voted at the meeting in accordance with your indications. If you return a signed proxy card without indicating how your shares should be voted on a matter and do not revoke your proxy, the shares represented by your proxy will be voted as the Board of Directors recommends. If any nominee should withdraw or otherwise become unavailable for reasons not presently known, the proxies that would have otherwise been voted for such nominee will be voted for such substitute nominee as may be selected by the Board of Directors.

The Board of Directors unanimously recommends that you vote “FOR” the election of seven director nominees named in this Proxy Statement, “FOR” the adoption of the 2012 Plan, and “FOR” the ratification of Baker Tilly as our independent registered public accounting firm for fiscal 2012.

While the Board of Directors knows of no other matters to be presented at the Annual Meeting or any adjournment thereof, all proxies returned to the Company will be voted on any such matter in accordance with the judgment of the proxy holders.

Voting Procedures

You may either vote "For" all the nominees to the Board of Directors or you may "Withhold" your vote for any nominee you specify. For each of the other matters to be voted on, you may vote "For" or "Against" or abstain from voting. The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

• To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

• To vote using the enclosed proxy card, simply complete, sign and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a voting instruction form with these proxy materials from that organization rather than from the Company. Simply complete and mail the voting instruction form as instructed by your broker, bank or other agent to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker, bank or other agent. To vote in person at the Annual Meeting, you must obtain a legal proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a legal proxy form. You may also request a legal proxy at www.shareholdermaterial.com/pumd.

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Cost of Proxy Distribution and Solicitation

Our Board of Directors has sent you this Proxy Statement. The Company will bear the cost of preparing, assembling and mailing the proxy statement, proxy card, 2011 Annual Report and other material that may be sent to the stockholders in connection with this solicitation. Brokerage houses and other custodians, nominees and fiduciaries may be requested to forward soliciting material to the beneficial owners of stock, in which case they will be reimbursed by us for their expenses in doing so. Proxies are being solicited primarily by mail, but, in addition, our officers and regular employees may solicit proxies personally, by telephone, by telegram or by special letter. No additional compensation will be paid for such employee solicitation.

Annual Report

An Annual Report of the Company setting forth the Company’s activities and containing financial statements of the Company for the fiscal year ended December 31, 2011 accompanies this Notice of Annual Meeting and Proxy Statement. Stockholders may receive, without charge, a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, including financial statements schedules and amendments thereto, as filed with the Securities and Exchange Commission (the “SEC”), by writing to: ProUroCare Medical Inc., 6440 Flying Cloud Dr., Suite 101, Eden Prairie, MN 55344, Attention: Chief Financial Officer, or by calling the Company at (952) 476-9093.

Corporate Governance

Director Independence

Each of Messrs. Chambers, Getlin, Koenig, Rudelius and Smith qualifies as an “independent director,” as such term is defined in Section 5000(a)(19) of the NASDAQ listing rules. As an executive officer of the Company, Mr. Carlson does not qualify as an “independent director.” In addition, our Board has determined that due to his beneficial ownership of our securities, Mr. Davis does not qualify as independent.

Attendance at Meetings

In addition to committee meetings, during fiscal 2011, the Board held six meetings. Each director attended more than 75 percent of the meetings of the Board and its committees on which the director served except Mr. Getlin, who was unable to attend three Governance and Nominating Committee meetings. It is the Company’s policy that all Board members be in attendance at the Annual Meeting of Stockholders. All Board members except Mr. Getlin were in attendance at the 2011 Annual Meeting.

Code of Ethics

We have adopted a Code of Ethics that apply to all of our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller and persons performing similar functions. A current copy of the Code of Ethics is available on our website at http://www.prourocare.com under the heading “Investors” and subheading “Corporate Governance,” and we intend to disclose on this website any amendment to, or waiver of, any provision of the Code of Ethics applicable to our directors or executive officers that would otherwise be required to be disclosed under the SEC rules or, to the extent permitted, the NASDAQ rules. A current copy of the Code of Ethics may also be obtained, without charge, upon written request directed to us at: ProUroCare Medical Inc., 6440 Flying Cloud Dr., Suite 101, Eden Prairie, MN 55344.

Board Leadership Structure

The Board believes it is important to maintain flexibility in its board leadership structure and, therefore, has not mandated either the combination or separation of the positions of Chairman of the Board and Chief Executive Officer ("CEO"). Given the demanding nature of the Chairman and CEO positions, the Board believes that it is appropriate to have two different persons occupying each role. Our current CEO has been named as “Acting Chairman of the Board” until such time as a qualified independent Chair of the Board can be identified and elected. The Board continues to actively search for a highly qualified independent person to join the Board who has the potential to become Chairman.

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Board Committees

The Board of Directors has three standing committees:

•	The Governance and Nominating Committee, the members of which are Robert Rudelius (Chair), Lawrence Getlin, and Michael Chambers.

•	The Compensation Committee, the members of which are David Koenig (Chair), James Davis and Scott Smith.

•	The Audit Committee, the members of which are Scott Smith (Chair) and Robert Rudelius.

Each committee has a charter governing their duties and obligations to the full Board and our stockholders that was approved by our Board of Directors, a current copy of which is available on our website at www.prourocare.com under the heading “Investors” and subheading “Corporate Governance.” The members of each of these committees qualify as “independent directors,” except for Mr. Davis.

Board Involvement in Risk Oversight

The Company's management is responsible for defining the various risks facing the Company, formulating risk management policies and procedures, and managing the Company's risk exposures on a day-to-day basis. The Board's responsibility is to monitor the Company's risk management processes concerning the Company's material risks and evaluating whether management has reasonable controls in place to address the material risks. The Board has played, and continues to play, a very active role in providing on-going oversight to management in identifying and managing the material risks the Company faces.

While the Board periodically reviews and discusses the overall risks the Company faces, as well as risk management and mitigation in the context of specific plans or projects being proposed or implemented, the Board also exercises its overall responsibility for risk oversight through its committees. The Audit Committee of the Board is primarily responsible for overseeing management's processes for managing financial and operational risk in the Company. The Audit Committee also has primary responsibility at the Board level with respect to overseeing the management of risks relating to the reliability of our financial reporting processes and system of internal controls. In connection with that responsibility, the Audit Committee has sole authority to retain and terminate the independent auditor and is directly responsible for the compensation and oversight of the work of the independent auditor. The Audit Committee meets with management and the independent auditor to review and discuss the annual audited and quarterly unaudited financial statements and reviews the integrity of our accounting and financial reporting processes and audits of our financial statements.

Similarly, the Compensation Committee of the Board oversees risks associated with its areas of responsibility, including the risks associated with our compensation programs, policies and practices with respect to both executive compensation, non-employee director compensation, and compensation generally. The Governance and Nominating Committee of the Board oversees risks associated within its areas of responsibility and periodically analyzes corporate governance practices in order to assist the Board in its risk oversight activities.

We believe that the Board's role in risk oversight of the Company is consistent with the Company's leadership structure and stage of development, with the Board and its committees working closely with the officers of the Company to provide oversight in assessing and managing the Company's risk exposure.

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Governance and Nominating Committee

Our Governance and Nominating Committee’s responsibilities include:

-	assessing the adequacy of the Company’s governance policies and proposing to the Board any amendments thereto as the Committee deems necessary or appropriate;

-	investigating any potential conflict of interest between a director, executive officer or employee of the Company, on the one hand, and the Company, on the other;

-	leading the development of best practices regarding corporate governance and shaping the corporate governance of the Company;

-	establishing, at the request of the Board, the Company’s policy on Board diversity;

-	providing risk oversight, in conjunction and consultation with the Audit Committee;

-	recommending a Board size and composition that the Committee determines is best suited to fulfilling the Board’s responsibilities;

-	identifying individuals believed to be qualified to become Board members in accordance with the nominating criteria set forth under the caption “Director Nominations” and recommending to the Board the nominees to stand for election as directors at the Annual Meeting of stockholders or, if applicable, at a special meeting of stockholders;

-	evaluating nominees for director appropriately recommended by stockholders;.

-	leading the Board in conducting its annual review of the Board’s performance; and

-	assisting the Board in determining director independence under applicable laws, rules and regulations.

-	review and recommend to the Board with regard to the Corporation’s governing documents, including but not limited to certificate of incorporation, bylaws or stockholder rights plan issues.

Our Governance and Nominating Committee is authorized to retain advisors and consultants, and to compensate them for their services.

Our Governance and Nominating Committee met four times during 2011.

Compensation Committee

Our Compensation Committee’s responsibilities include:

-	periodically reviewing the Company’s compensation philosophy and the design of its compensation programs to ensure competitiveness, attract and retain talented management and Directors, and align motivation and interests of key leadership with long-term interests of the shareholders;

-	establishing, administering, overseeing, and approving amendments to, and managing the costs of, the Company’s incentive compensation plans, deferred compensation plans, retirement plans, and stock-based compensation plans and recommend to the Board the adoption of new stock plans as the Committee determines;

-	recommending to the Board a compensation and benefits package, including awards under the Stock Plans, if applicable, that will attract and retain qualified Directors and Executive Officers;

-	establishing and reviewing the CEO’s management objectives, conducting the CEO’s performance evaluation and communicating outcomes to the Board;

-	reviewing and approving, for the CEO and the other executive officers and senior managers of the Company, when and if appropriate, employment agreements, severance agreements, change in control provisions/agreements and any severance or similar termination payments proposed to be made to any current or former executive officer of the Company; and

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-	in consultation with senior management, overseeing regulatory compliance with respect to compensation matters, including overseeing the Company’s policies on structuring compensation programs to preserve tax deductibility.

Our Compensation Committee has the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain and terminate counsel, compensation consultants and other experts or consultants and specify the duties and responsibilities they are to perform, upon unanimous vote by the members of the Committee.

Our Compensation Committee met four times during 2011.

Audit Committee

Our Audit Committee’s responsibilities include:

-	appointing, approving the compensation of and assessing the independence of our independent registered public accounting firm;

-	overseeing the work of our independent registered public accounting firm, including reviewing certain reports required to be made by the independent registered public accounting firm;

-	overseeing the work of our internal auditor, including approving the internal audit annual plan submitted by the internal auditor;

-	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

-	monitoring our internal control over financial reporting, disclosure controls and procedures, code of business conduct and code of ethics; and

-	meeting independently with our internal auditing staff, the independent registered public accounting firm and management.

Our Audit Committee is authorized to retain independent legal, accounting and other advisors, and compensate them for their services.

Our Board of Directors has established a two-member Audit Committee that currently consists of Messrs. Smith (the Chairman) and Rudelius. The Board of Directors has adopted a written charter for the Audit Committee, which is available on our website at www.prourocare.com under the heading “Investors” and subheading “Corporate Governance.”

The Board of Directors has determined that Mr. Smith is an “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K promulgated under the Exchange Act. Mr. Smith was an Audit Partner for Arthur Andersen and is a Certified Public Accountant and a Certified Management Accountant. Both members of the Audit Committee qualify as “independent directors,” as such term is defined in Section 5000(a)(19) of the NASDAQ listing standards. Moreover, the board of directors has determined that each of the Audit Committee members is able to read and understand fundamental financial statements.

Our Audit Committee met four times during 2011.

Audit Committee Report

The Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2011 with management and with the Company’s independent registered accounting firm, Baker Tilly. The Audit Committee has discussed with Baker Tilly the matters required to be discussed by Statement on Auditing Standards No. 61, as amended. The Audit Committee has received the written disclosures and the letter from Baker Tilly required by applicable requirements of the Public Company Accounting Oversight Board regarding Baker Tilly’s communications with the Audit Committee concerning independence and has discussed with Baker Tilly its independence. In addition to the information provided by Baker Tilly, the Audit Committee considered the level of non-audit services provided by Baker Tilly in determining that they were independent.

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Based on the Audit Committee’s review of the audited financial statements and the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2011 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 for filing with the SEC.

Submitted by the members of the Audit Committee:

Scott E Smith (Chair)

Robert J. Rudelius

Director Nominations

The process followed by our Governance and Nominating Committee to identify and evaluate director candidates includes requests to members of our Board of Directors and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of our Governance and Nominating Committee and our Board of Directors.

In considering whether to recommend any particular candidate for inclusion in our Board of Directors’ slate of recommended director nominees, our Governance and Nominating Committee considers the criteria set forth in our Governance and Nominating Committee Charter, which is available on our website under the heading “Investors” and subheading “Corporate Governance.” These criteria include the candidate’s integrity, business acumen, knowledge of our business and industry, age, experience, commitment to participate as a director and conflicts of interest that would impair such candidate’s ability to act in the interests of all stockholders. Our Governance and Nominating Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for any prospective nominee. While there is no specific policy concerning Board diversity, qualified candidates are considered without regard to race, color, religion, sex, ancestry, national origin or disability. Our Governance and Nominating Committee believes that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow our Board of Directors to fulfill its responsibilities.

Stockholders may recommend individuals to our Governance and Nominating Committee for consideration as potential director candidates by submitting the name, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5 percent of our common stock for at least a year as of the date the recommendation is made, to the Governance and Nominating Committee, ProUroCare Medical Inc., 6440 Flying Cloud Dr., Suite 101, Eden Prairie, MN 55344.

Assuming that appropriate biographical and background material has been provided on a timely basis, our Governance and Nominating Committee will evaluate stockholder-recommended candidates by following substantially the same process and considering the same criteria, as it follows for candidates submitted by others. If our Board of Directors decides to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included in our proxy card for the next Annual Meeting.

No candidates for director nominations were submitted by stockholders in connection with the 2012 Annual Meeting.

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Stockholder Communications with Directors

Our Board has established several means for stockholders and others to communicate with our Board of Directors. If a stockholder has a concern regarding our financial statements, accounting practices or internal controls, the concern should be submitted in writing to the Chairperson of the Audit Committee, Mr. Smith, in care of our Secretary at 6440 Flying Cloud Dr., Suite 101, Eden Prairie, MN 55344. If the concern relates to our governance practices, business ethics or corporate conduct, the concern should be submitted in writing to the Chairperson of the Governance and Nominating Committee, Mr. Rudelius, in care of our Secretary at the address listed above. If a stockholder is unsure as to which category the concern relates, the stockholder may communicate it to any one of the independent directors in care of our Secretary at the address listed above. All stockholder communications will be forwarded to the applicable director(s).

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding beneficial ownership of our common stock as of June 12, 2012, by (i) each person known by us to be the beneficial owner of more than five percent of the outstanding common stock, (ii) each director of the Company, (iii) each executive officer of the Company and (iv) all executive officers and directors as a group.

The number of shares beneficially owned is determined under rules promulgated by the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. The definition of beneficial ownership for proxy statement purposes includes shares over which a person has sole or shared voting power or dispositive power, whether or not a person has any economic interest in the shares. The definition also includes shares that a person has a right to acquire currently or within 60 days of June 12, 2012. Including those shares in the tables does not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person’s spouse) with respect to all shares of common stock listed as owned by that person or entity. Unless otherwise indicated, the address of each of the following persons is 6440 Flying Cloud Drive, Suite 101, Eden Prairie, MN 55344.

Name	Shares Beneficially Owned	Percent of Class
Richard C. Carlson(1)	330,850	1.9
Michael Chambers(2)	277,304	1.6
James L. Davis (3)	4,175,488	22.2
Lawrence W. Getlin(4)	91,330	*
David F. Koenig(5)	359,363	2.0
Robert J. Rudelius(6)	312,543	1.8
Scott E Smith(7)	352,879	2.0
Richard B. Thon(8)	140,000	*
All directors and officers as a group (8 total)(9)	6,039,757	30.2
William S. Reiling(10)	1,517,558	8.5
Seaside 88, LP(11)	1,382,900	7.9
Jack Petersen(12)	1,126,698	6.3
Armen Sarvazyan(13)	1,008,264	5.8

*Less than one percent.

(1)	Includes direct holdings of 850 shares of common stock and currently exercisable options to purchase 330,000 shares of common stock.

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(2)	Includes direct holdings of 134,479 shares and options to purchase 53,230 shares that are currently exercisable or exercisable within 60 days, currently exercisable warrants to purchase 83,776 shares, and debt that is currently convertible into 5,819 shares.

(3)	Includes the following directly held shares and currently exercisable options, warrants, and convertible debt: 2,660,139 shares, options to purchase 53,230 shares that are currently exercisable or exercisable within 60 days, warrants to purchase 932,313 shares, and debt that is convertible into 203,164 shares. Shares beneficially owned include the following shares and currently exercisable warrants held by Davis & Associates Inc., 401K PSP, of which Mr. Davis has sole voting power: 94,964 shares and warrants to purchase 111,014 shares. Shares beneficially owned also include the following shares and currently exercisable warrants held by Davis & Associates Inc., of which Mr. Davis has sole voting power: 57,482 shares and warrants to purchase 63,182 shares.

(4)	Includes direct holdings of 36,178 shares, currently exercisable options to purchase 31,193 shares, and debt that is currently convertible into 23,959 shares.

(5)	Includes direct holdings of 181,826 shares, currently exercisable warrants to purchase 50,000 shares, currently exercisable options to purchase 93,271 shares, and debt that is currently convertible into 5,819 shares. Shares beneficially owned include the following shares: 1,875 shares held by Clinical Network Management Corp. and 26,572 shares held by Clinical Network, Inc. with respect to each of which Mr. Koenig is an officer and minority owner.

(6)	Includes direct holdings of 102,955 shares, warrants to purchase 43,986 shares, currently exercisable options to purchase 98,271 shares, and debt that is currently convertible into 5,819 shares. Also includes 34,756 shares and currently exercisable warrants to purchase 26,756 share of common stock held by Noble Ventures, of which Mr. Rudelius is an officer and the managing director.

(7)	Includes direct holdings of 160,083 shares, warrants to purchase 69,475 shares, currently exercisable options to purchase 98,271 shares, and debt that is currently convertible into 5,819 shares. Beneficial ownership includes convertible debt held by Mr. Smith’s spouse that is convertible into 19,231 shares.

(8)	Includes currently exercisable directly held options to purchase 140,000 shares.

(9)	Includes Messrs. Carlson, Chambers, Davis, Getlin, Koenig, Rudelius, Smith and Thon.

(10)	Shares beneficially owned include 1,106,080 shares, immediately exercisable warrants to purchase 257,631 shares, and debt that is currently convertible into 153,847 shares. The address of Mr. Reiling is 4351 Gulf Shore Blvd. North, Unit 6 North, Naples, FL 34103.

(11)	Includes direct holdings of 1,382,900 shares of common stock. The address of Seaside 88, LP is 750 Ocean Royale Way, Suite 805, Juno Beach, FL 33408.

(12)	Shares beneficially owned include direct holdings of 618,656 shares, currently exercisable warrants to purchase 238,810 shares, and debt that is currently convertible into 269,232 shares. The address of Mr. Petersen is 415 Knollwood Rd., Ridgewood, NJ 07450.

(13)	Includes direct holdings of 867,878 shares of common stock. Also includes 122,386 shares of common stock and currently exercisable warrants to purchase 18,000 shares of common stock held by Artann Laboratories Inc., of which Dr. Sarvazyan is an officer and minority owner. The address of Dr. Sarvazyan is 1753 Linvale Harbourton Rd., Lambertville, NJ 08530.

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Section 16(a) Beneficial Ownership Reporting Compliance

The rules of the Securities and Exchange Commission require our directors, executive officers and holders of more than 10% of our common stock to file reports of stock ownership and changes in ownership with the Securities and Exchange Commission. Based on the Section 16 reports filed by our directors, executive officers and greater than 10% beneficial owners and written representations of our directors and executive officers, we believe there were no late or inaccurate filings for transactions occurring during 2011, except as follows:

Name	Number of Late Reports	Number of Transactions Reported Late
James Davis	2	2
David Koenig	1	1
Lawrence Getlin	2	1

Certain Relationships and Related Transactions

Between May 1, 2009 and September 16, 2009, James Davis, a beneficial owner of greater than five percent of our common stock (Mr. Davis became a director of the Company in March, 2010), made various payments for the benefit of the Company and provided us with certain cash advances totaling approximately $243,000. On September 21, 2009, we issued a promissory note for that amount to Mr. Davis (the “Davis Note”). Pursuant to the terms of the Davis Note, we issued to Mr. Davis 19,833 shares of common stock upon execution and 31,302 shares of common stock in July 2010, as consideration and in lieu of cash for interest. The combined total of 51,135 shares was valued at $72,867 based on the fair market value on the date of the loan. On August 2, 2010, Mr. Davis applied the Davis Note amount toward the exercise of 186,923 warrants in our 2010 Warrant Tender Offering.

We provide consideration in the form of shares of its common stock to Messrs. Davis and William Reiling, a beneficial owner of greater than five percent of the Company’s common stock, as guarantors of a $900,000 secured bank loan. During the years ended December 31, 2011 and 2010, each guarantor earned 152,126 and 132,221 shares under these consideration arrangements valued at $179,100 and $207,860, respectively. Pursuant to compensation letter agreements dated October 11, 2011, the guarantors each agreed to continue their guarantees of the bank loan through October 31, 2012. Under the terms of the letter agreements, we agreed to issue 77,586 shares to each guarantor as consideration for the guarantee period from September 29, 2011 through March 31, 2012. However, if the bank loan has not been retired by March 31, 2012, we agreed to double the monthly compensation formula during the guarantee period from April 1, 2012 through October 31, 2012. The guarantors also each agreed to purchase $100,000 of our 10% Secured Convertible Subordinated Notes on October 31, 2011 to facilitate a $200,000 principal reduction of the bank loan, and to purchase a second $100,000 of Notes on March 30, 2012 to facilitate a second $200,000 principal reduction. As an incentive to the Company to find alternative means to reduce the bank loan, we agreed to issue 75,000 shares of our commons stock to each guarantor if they were required to make the second $100,000 purchase of convertible notes. On March 30, 2012, the guarantors were called upon to each purchase $100,000 of the convertible notes, with the proceeds being used to reduce the principal amount of the Crown Bank loan, and the Company issued the 75,000 shares of common stock to each guarantor as agreed. The notes mature on March 31, 2014, are collateralized by a subordinated interest in all of the Company’s assets, and the principal and accrued interest thereon are convertible into the Company’s common stock at $1.30 per share. On the same date, parties amended the original loan consideration agreements. Pursuant to the revised terms, 140,805 shares of common stock were issued to each guarantor on March 30, 2012, representing the maximum number of shares to be earned for the seven month guarantee period from April 1, 2012 to October 31, 2012. In turn, for each full month early that the Company is able to retire the principal amount of the Crown Loan, each guarantor agreed to pay the Company $12,000, or a pro-rata portion thereof if partial reductions of the principal balance are made.

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On March 1, 2010, our Board of Directors awarded $12,000 to director David Koenig in recognition of his years of service as corporate secretary. On the same date, Mr. Koenig was engaged by the Board as a paid consultant to the Company to assist management with corporate financing. In this role, Mr. Koenig is paid $4,000 per month.

On June 11, 2010, we closed on a private placement of $885,000 of unsecured promissory notes (the “2010 Private Placement”). Three directors participated in the 2010 Private Placement: Mr. Davis purchased $182,000 of the notes, Mr. Koenig purchased $65,000 of the notes and Robert Rudelius purchased $26,000 of the notes. During the first 30 days of the note term, each note bore interest payable in warrants to purchase shares of our common stock. For every $13,000 original principal amount of notes, warrant interest accrued at a rate of 333.333 shares of common stock per day, up to a maximum of 10,000 warrants per $13,000 of original principal amount of Notes. The warrants have an exercise price of $1.30 per share, a three-year term and are immediately exercisable. We may elect to redeem the warrants at any time after the last sales price of the Company’s common stock equals or exceeds $4.00 for 10 consecutive trading days. On August 2, 2010, the entire amount of the notes were used as payment for the exercise of 140,000, 50,000 and 20,000 warrants by Mr. Davis, Mr. Koenig and Mr. Rudelius, respectively, pursuant to our 2010 Warrant Tender Offer.

On February 8, 2011, we issued 70,632 shares to Jack Petersen, a beneficial owner of greater than five percent of the our common stock, as consideration and for interest earned through that date pursuant to the terms of his $300,000 promissory note and consideration agreement with us.

On June 3, 2011, we issued 11,112 shares of common stock to Mr. Koenig in lieu of cash for $12,000 of consulting fees.

On December 1, 2011, the Company issued a total of $42,558 in convertible notes to the Company’s directors in settlement of cash advances they made to the Company between August 1, 2012 and December 1, 2012. The notes are unsecured, bear interest at 10% per year, mature on February 28, 2012, and are convertible into the Company’s common stock at $1.10 per share.

On December 1, 2011, we issued 23,182 shares of its common stock to director Lawrence Getlin, a director of the Company, in lieu of cash for $25,500 of consulting fees.

Between June 29, 2011 and December 9, 2011, we held closings on private placement of convertible debt. Related party participation in the closings included directors Mr. Davis ($150,000) and Mr. Getlin ($25,000), the spouse of director Scott Smith ($25,000), Mr. Reiling ($100,000) and Mr. Petersen ($50,000). The notes bear interest at 10% per annum payable on the maturity date, mature on September 20, 2013, and the principal and accrued interest are convertible into shares of our common stock at a conversion price of $1.30 per share.

We issued an aggregate of 100,187 and 33,679 shares of our common stock to our directors as payment for $88,000 and $53,666 of directors fees during the years ended December 31, 2011 and 2010, respectively, in lieu of cash.

Election of Directors

(Proposal ONE)

The Board of Directors currently consists of seven directors each of whom has been nominated by the Board of Directors for re-election by the stockholders. If re-elected, each nominee has consented to serve as a director of the Company and to hold office until the next Annual Meeting of Stockholders or until his or her successor is elected and shall have qualified. The number of director seats on the Board of Directors has been fixed at seven. Proxies cannot be voted for a greater number of persons than the number of nominees named.

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The Board of Directors recommends that you vote FOR the election of the seven nominated directors.  Proxies will be voted FOR the election of the seven nominees unless otherwise specified.

If for any reason any nominee shall be unavailable for election to the Board of Directors, the named proxies will vote for such other candidate or candidates as may be nominated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unable to serve.

Director Nominees

The persons listed in the table below are directors, executive officers and/or affiliates of the Company, and the address for each person is c/o ProUroCare Medical Inc., 6440 Flying Cloud Dr., Suite 101, Eden Prairie, MN 55344. There are no family relationships among our executive officers or directors.

Name	Age	Position
Richard C. Carlson	60	Chief Executive Officer and Acting Chairman of the Board
Michael Chambers	57	Director
James L. Davis	67	Director
Lawrence W. Getlin	67	Director
David F. Koenig	71	Director
Robert J. Rudelius	56	Director
Scott E Smith	56	Director

Richard C. Carlson, Chief Executive Officer, Director since 2006 and Acting Chairman of the Board since 2007. Mr. Carlson was hired as our Vice President of Marketing and Sales in January 2005, and was promoted to Chief Executive Officer in November 2006. Prior to joining the Company, Mr. Carlson held several positions with SurModics, Inc., a company that provides surface modification solutions for medical device and biomedical applications, from 1998 to 2004, including Vice President of Marketing and Sales and Vice President of Strategic Planning.

We believe Mr. Carlson’s extensive experience marketing urology products with American Medical Systems and Boston Scientific is invaluable in developing market strategies for the Company’s products.

Michael Chambers, JD, Ph.D., Director since 2010. Dr. Chambers currently serves as President and CEO of Swift Biotechnology, a company he co-founded in January 2010. Swift is commercializing early diagnostics for gynecological cancers through technology invented at the Mitchell Cancer Institute. From 1999 through 2005, Dr. Chambers served as President and CEO of InnoRx Pharmaceuticals, a privately-held company specializing in drugs and drug delivery systems for ophthalmic diseases that he helped establish. He is also "of Counsel" to the law firm of Cabaniss Johnston, based in Birmingham, Alabama. Dr. Chambers is a member of the Governance and Nominating Committee.

Dr. Chambers’ experience as an attorney, angel investor and medical products entrepreneur helps the Board address key issues it faces in intellectual property matters and global expansion opportunities.

James L. Davis, Director since 2010. Mr. Davis is the President of Davis & Associates, Inc. which he founded more than 30 years ago. Davis & Associates represents the leading edge lighting and controls manufacturers, providing lighting and controls solutions for customers in the upper Midwest. Mr. Davis is a member of the board of directors of Cachet Financial Solutions, a leading provider of remote deposit capture (RDC) solutions for financial institutions and their customers. Mr. Davis is a member of the Compensation Committee.

Mr. Davis brings to the Board extensive experience as a successful independent business owner and an active investor in entrepreneurial companies. He has served as Director on both private and public company Boards over the last 20 years.

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Lawrence W. Getlin, JD, elected Director in June 2011. Mr. Getlin served as Senior Vice President of Corporate Compliance, Legal and Quality at American Medical Systems from June of 2006 to April of 2010, and previously as its Vice President of Regulatory, Clinical Affairs and Quality Systems for 15 years. Before joining American Medical Systems he directed U.S. and international regulatory approval programs and GMP compliance initiatives at the Pharmaseal Division of Baxter Healthcare for over 14 years. Mr. Getlin has contributed to the revised and restated AdvaMed Code of Ethics on Interactions with Health Care Professionals. He is currently a member of the St. Cloud State University Regulatory Affairs and Services and Applied Clinical Research Master of Science Industry Advisory Board. He is a member of the California State Bar Association, American Bar Association, Health Law Section and the Regulatory Affairs Professional Society (RAPS). Mr. Getlin is a member of the Governance and Nominating Committee.

Mr. Getlin has extensive experience in regulatory and clinical affairs and FDA compliance programs. We believe this experience and the relationships he has established within the FDA and in the medical device industry will be important to us as we pursue FDA clearances and establish the internal compliance programs required to enter the market.

David F. Koenig, Director since 2004. Mr. Koenig served as a director of our predecessor company, ProUroCare Inc. (“PUC”), from 1999 until April 2004, when he became a director of the Company upon the merger of PUC with an acquisition subsidiary of the Company (the “Merger”). From 1996 to 2005, Mr. Koenig was the Executive Vice President and Chief Operating Officer of Solar Plastics, Inc., a manufacturer of custom rotationally molded plastic parts. Mr. Koenig is Chairman of the Compensation Committee.

Mr. Koenig has valuable experience in raising funds with both private and institutional investors, in commercial banking relationships and deal structuring and in strategic business planning. All of these functions are of particular importance to the Company at its current stage.

Robert J. Rudelius, Director since 2007. Since 2001, Mr. Rudelius has been the Managing Director and CEO of Noble Ventures, LLC, a company he founded, providing advising and consulting services to early to mid-stage companies in the information technology, renewable energy and loyalty marketing fields. Robert has over 25 years of management consulting and business leadership experience. He is a founder of several business ventures, including Media DVX, Noble Logistics and Rovrr. Robert was President/COO of Control Data Systems, led McKinsey & Company’s UK and Japan IT practices and was a founding Managing Partner of AT&T Solutions. Mr. Rudelius is currently a member of the board of directors of Axogen Inc., a regenerative medicine company focused on the science, development and commercialization of technologies for peripheral nerve regeneration and reconstruction. Mr. Rudelius is the Chairman of the Governance and Nominating Committee and is a member of the Audit Committee.

Mr. Rudelius' experience launching several new ventures combined with 25 years of experience leading information technology companies and consulting on IT/systems matters for global companies provides a valued perspective to the Board.

Scott E Smith, Director since 2006. Mr. Smith currently serves as the Managing Director for Adams Harris, a consulting & professional services firm specializing in the areas of internal audit, accounting and finance, corporate tax, and technology process and controls; providing consulting, co-sourcing, out-sourcing, and project management solutions. From 2010 to 2011, Mr. Smith was a director of TableTrac, Inc. He was previously employed by F-2 Intelligence Group (“F2”), a company engaged in providing critical insights to multinational corporations and private equity clients on a broad range of strategic issues. From 2004 to 2008, Mr. Smith served as F2’s Regional Director of Sales for Private Equity, where he advised private equity firms on market and competitive intelligence issues. Prior to joining F2, Mr. Smith was employed by Arthur Andersen for 23 years and served the last 10 years as an audit partner. Mr. Smith is a Certified Public Accountant and a Certified Management Accountant. Mr. Smith is Chairman of the Audit Committee and a member of the Compensation Committee.

We believe Mr. Smith’s expertise gained through 23 years of experience in public accounting (including 10 years as an audit partner at Arthur Andersen) is invaluable to the Company. Mr. Smith provides leadership and guidance on the Company’s accounting and financial reporting issues.

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There are no family relationships among our executive officers or directors. The number of seats on the Board of Directors has been fixed by the Board of Directors at seven.

Director Compensation

Each of our non-employee directors earns $10,000 per year for services to the Company. The chairpersons of our Compensation and Governance and Nominating Committees receive $750 per committee meeting up to a maximum of $3,000 per year. Non-chair committee members of those committees receive $500 per meeting, up to an annual maximum of $2,000. The chairperson of the Audit Committee receives $750 per committee meeting, up to a maximum of $6,000 per year, while other members of the Audit Committee receive $500 per meeting up to a maximum of $4,000 per year.

In addition, non-employee directors receive non-qualified stock options upon election or appointment to the Board of Directors, and annually thereafter upon re-election to the Board of Directors by the Company’s shareholders, to purchase a number of shares equal to $25,000 divided by the then current stock price. On June 29, 2011, the Company granted 2,265 non-qualified stock options to Mr. Getlin upon his appointment to the Board of Directors. The options vest ratably over one year of service and are exercisable for a period of seven years at an exercise price of $0.92 per share. On August 10, 2011, the Company issued 28,736 non-qualified stock options to each of Messrs. Chambers, Davis, Getlin, Koenig, Smith and Rudelius upon their re-election to Board of Directors by the Company’s shareholders. The options vest ratably over one year of service, expire seven years from the date of issuance and are exercisable at $0.87 per share.

Directors are reimbursed for travel and other out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors and its committees.

The table below sets forth director compensation earned during 2011:

Name	Fees Earned or Paid in Cash(4)	Option Awards(5)	All Other Compensation (6)	Total
Michael Chambers	$12,000	$19,540	$0	$31,540
James Davis	$9,500	$19,540	$0	$29,040
Lawrence Getlin	$5,000	$21,080	$32,400	$58,480
David Koenig(1)	$13,000	$19,540	$42,000	$74,540
Scott Smith(2)	$18,000	$19,540	$0	$37,540
Robert Rudelius(3)	$15,500	$19,540	$0	$35,040

(1)	Chairman of the Compensation Committee.
(2)	Chairman of the Audit Committee.
(3)	Chairman of the Governance and Nominating Committee.
(4)	The Board of Directors elected to receive shares of our common stock in lieu of cash for directors’ fees for 2011. Shares issued in lieu of cash for directors’ fees for 2011 were as follows: Michael Chambers – 16,868; James Davis – 14,395; Lawrence Getlin – 4,546; David Koenig – 18,278; Scott Smith – 25,304; and Robert Rudelius – 20,796.
(5)	The amount in the Option Awards column represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for stock options granted during the years ended December 31, 2011 as determined using the Black-Scholes pricing model. See Note 12(j) to the Consolidated Financial Statements for the year ended December 31, 2011 included in Part II, Item 8 of our Annual Report on Form 10-K for the material terms of stock option grants. The annual stock option awards for each director upon their re-election to the Board of Directors by the Company’s shareholders were for 28,736 shares with a fair market value as determined on the date of grant using the Black-Scholes pricing model of $19,540. In addition, Mr. Getlin received 2,265 options valued at $1,540 upon his initial appointment to the Board of Directors. As of December 31, 2011, Mr. Chambers and Mr. Davis each held 53,645 stock options, Mr. Getlin held 31,001 stock options, Mr. Koenig held 96,271 stock options, and Mr. Smith and Mr. Rudelius each held 98,271 options.

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(6)	All other compensation represents consulting fees earned by the respective directors. Of the amounts shown, Mr. Getlin received 23,182 shares of common stock and Mr. Koenig received 11,112 shares of common stock in lieu of $25,500 and $12,000 in cash, respectively.

Executive Compensation and Other Information

Current Executive Officers:

Richard C. Carlson, Chief Executive Officer. See “Election of Directors (Proposal One)” above.

Richard B. Thon, Chief Financial Officer. Mr. Thon has been ProUroCare’s CFO since 2002. He has held senior financial management roles in a variety of companies including Sanofi Diagnostics Pasteur, Chdiagnostics, MEDgenesis, Instant Web Companies, Data Med Clinical Support Services, and Control Data, and has Big-4 public accounting experience. Mr. Thon has a BBA in Accounting from the University of Michigan and an MBA in Finance from the University of Wisconsin. Age: 56.

The following table sets forth the compensation earned for services rendered in all capacities by our Chief Executive Officer and Chief Financial Officer. There were no other executive officers or other individuals who earned more than $100,000 during 2011. The individuals named in the table will be hereinafter referred to as the “Named Executive Officers.”

Summary Compensation Table

Name and Position	Year	Salary	Bonus(3)	Option Awards (4)	All Other Compensation (5)	Total
Richard Carlson(1)	2011	$199,200	$0	$117,000	$2,808	$318,008
Chief Executive Officer	2010	$174,600	$14,086	$0	$2,463	$191,149
and Acting Chairman of the Board
Richard Thon(2)	2011	$133,015	$0	$70,200	$8,185	$211,400
Chief Financial Officer	2010	$133,015	$23,367	$0	$8,185	$164,567

(1)	All compensation Mr. Carlson earned is related to his duties as an officer. Due to funding limitations, $40,000 of Mr. Carlson’s salary earned in 2011 was unpaid as of December 31, 2011.

(2)	Due to funding limitations, $27,711 of Mr. Thon’s salary earned in 2011 was unpaid as of December 31, 2011.

(3)	Bonus amounts in 2010 represent amounts paid to our officers for additional income taxes they incurred when significant amounts of their salary earned in 2006 and 2007 were deferred to 2008 and 2010.

(4)	The amount in the Option Awards column represents the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 for stock options granted during the years ended December 31, 2011 and 2010, as determined using the Black-Scholes pricing model. See Notes 1(i) and 13(j) to the Consolidated Financial Statements included in Part II, Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2010 and Notes 1(i) and 12(j) to the Consolidated Financial Statements included in Part II, Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2011 for the material terms of stock option grants. The grant date fair values of options subject to performance conditions were determined assuming the highest achievement of the performance conditions.

(5)	Other compensation represents insurance premiums paid by us with respect to term life insurance and long-term care polices for the benefit of the executive. There is no cash surrender value associated with the policies.

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Employment Agreements and Other Executive Compensation Matters

The Company has not entered into employment agreements with the executive officers. The 2011 annual salaries for Mr. Carlson and Mr. Thon were $199,200 and $133,015, respectively. No change to this rate of compensation has been made by the Company’s Compensation Committee for 2012. In addition, the Company pays $6,985 of annual premiums on an employer sponsored long term care insurance plan for Mr. Thon. On May 5, 2011, the Company entered into change of control agreements with Mr. Carlson and Mr. Thon. Under the terms of the change of control agreements, within a one-year period following a “change in control” of the Company, upon termination without cause, a material reduction in salary, unacceptable demotion or reduction in responsibilities or a relocation of more than 100 miles, each executive will receive as severance, six months of base salary plus one month of base salary for each year of service (up to a maximum of 12 months of base salary), and immediate vesting of all unvested stock options.

On May 3, 2011, the Company established a bonus plan for its Chief Executive Officer, Richard Carlson and its Chief Financial Officer, Richard Thon. Many of the performance objectives of that plan were measured in relation to the date that the Company received FDA approval of its ProUroScan system, and therefore achievement of the objectives could span multiple years. No bonuses were awarded to the officers in 2011. On June 19 2012, certain performance objectives of the plan were amended to allow their achievement to be assessed as of the end of fiscal 2012. The revised plan has both cash and stock option components.

Under the cash component of the plan, Mr. Carlson and Mr. Thon will be paid cash awards of 25% and 15% of their base salary, respectively, upon achievement of specific Company and individual performance objectives. The plan allows the Company’s Compensation Committee to award, at its discretion, increased cash awards of up to a total of 40% and 25% of base salaries to Mr. Carlson and Mr. Thon, respectively, based on over achievement of the performance objectives or reduced or no awards based on underachievement. The Company performance objectives and the percentage of the total cash bonus to be awarded for each are as follows:

-within seven months of the Company’s receipt of FDA clearance to sell the ProUroScan System with a single-use probe in the U.S.:

-	the raising of $5 million in new funding (including all funds raised after the date of the bonus plan and funds to be received from a corporate partner agreement) (35%)

-	the execution of a corporate partner agreement, to include $2 million of investment in the form of debt, equity or in-kind services (35%)

-	the filing of three new patent applications (15%)

-individual objectives (15%)

Individual objectives for Mr. Carlson include the initiation of new correlation clinical studies by at least three of the Company’s clinical advisory council members and the addition of two new board members, both to be accomplished within three months of the Company’s receipt of FDA clearance. Individual objectives for Mr. Thon include the installation of a new accounting system, successful establishment of XBRL reporting, and the establishment of a competitive employee benefits package.

Under the stock option portion of the plan, in 2011 the Company issued 150,000 and 90,000 seven-year stock options to acquire shares of the Company’s common stock at a price of $0.975 per share to Mr. Carlson and Mr. Thon, respectively. The performance vesting criteria of the options were also amended on June 19, 2012 and are disclosed in footnote (2) to the Outstanding Equity Awards table, below.

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Outstanding Equity Awards at December 31, 2011

No stock options or stock-appreciation rights were exercised by our Named Executive Officers during 2011, and no stock appreciation rights were outstanding at the end of 2011. The table below sets forth outstanding but unexercised options of our Named Executive Officers as of December 31, 2011:

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price	Option Expiration Date
Richard Carlson	10,000	—	—		$5.00	February 1, 2017
	70,000	—	—		$1.00	July 11, 2015
	100,000	—	—		$0.85	March 3, 2016
	—	—	150,000	(1)	$1.50	September 29, 2016
	—	—	150,000	(2)	$0.98	May 3, 2018

Richard Thon	3,000	—	—		$11.33	April 18, 2012
	35,000	—	—		$1.00	July 11, 2015
	45,000	—	—		$0.85	March 3, 2016
	—	—	60,000	(1)	$1.50	September 29, 2016
	—	—	90,000	(2)	$0.98	May 3, 2018

See Note  12(j) to the Consolidated Financial Statements for the year ended December 31, 2011 included in Part II, Item 8 in our Annual Report on Form 10-K for the material terms of stock option grants.

(1)	Equity Incentive Plan awards vested upon the Company securing FDA market clearance of its ProUroScan System on April 27, 2012.

(2)	Equity Incentive Plan awards will vest according to performance vesting criteria, in the percentages indicated below upon achievement of the following objectives:

-within seven months of the Company’s receipt of FDA clearance to sell the ProUroScan System with a single-use probe in the U.S.:

-	the raising of $5 million in new funding (including all funds raised after the date of the bonus plan and funds to be received from a corporate partner agreement) (42.5%)

-	the execution of a corporate partner agreement, to include $2 million of investment in the form of debt, equity or in-kind services (42.5%)

-	the filing of three new patent applications (15%)

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2012 STOCK PLAN

(PROPOSAL TWO)

The Compensation Committee recommended, and the Board of Directors adopted, subject to stockholder approval, the ProUroCare Medical Inc. 2012 Stock Plan (the "2012 Plan"). The purpose of the 2012 Plan is to promote the interests of the Company and our stockholders by aiding us in attracting and retaining employees, officers, consultants and directors who we expect will contribute to our success and to enable these individuals to participate in our long-term success and growth by giving them a proprietary interest in the Company.

The 2012 Plan authorizes the grant of stock options and other forms of stock-based compensation. The Board of Directors believes that stock options have been, and that stock options and other forms of stock-based compensation will be, a very important factor in attracting and retaining experienced and talented employees and directors who can contribute significantly to the management, growth and profitability of our business. Additionally, the Board of Directors believes that stock-based compensation aligns the interests of our management and directors with the interests of our stockholders. The availability of stock-based compensation not only increases employees’ focus on the creation of stockholder value, but also enhances employee retention and generally provides increased motivation for our employees to contribute to the future success of the Company.

We currently award stock options under the ProUroCare Medical Inc. 2004 Stock Option Plan (the “2004 Plan”) and the ProUroCare Medical Inc. 2009 Stock Plan (the “2009 Plan”). As of June 15, 2012, an aggregate of 86,896 shares remained available for future issuance under the 2004 Plan and the 2009 Plan. The 2012 Plan will not impact the 2004 Plan or the 2009 Plan.

The following is a summary of the material terms of the 2012 Plan and is qualified in its entirety by reference to the 2012 Plan. A copy of the 2012 Plan is attached as Appendix A to this Proxy Statement.

2012 Plan Summary

Purpose.  The purpose of the 2012 Plan is to increase shareholder value and to advance the interests of the Company by furnishing a variety of economic incentives (the “Incentives”) designed to attract, retain and motivate employees, directors and consultants.

Administration. The 2012 Plan shall be administered by a committee of the Company’s board of directors (the “Committee”). The Committee shall have complete discretion and authority to determine all provisions of all Incentives awarded under the 2012 Plan (consistent with the terms of the 2012 Plan), interpret the 2012 Plan, and make any other determination which it believes necessary and advisable for the proper administration of the 2012 Plan. The Committee’s decisions and matters relating to the 2012 Plan shall be final and conclusive for the Company and its participants. The Committee will also have the authority under the 2012 Plan to amend or modify the terms of any outstanding Incentives in any manner; provided, however, that any such amended or modified terms are permitted by the 2012 Plan as then in effect, and any recipient of an Incentive adversely affected by such amended or modified terms has consented to such amendment or modification. No amendment or modification to an Incentive, however, whether pursuant to Section 2 or any other provisions of the 2012 Plan, will be deemed to be a re-grant of such Incentive for purposes of the 2012 Plan.

Eligible participants.  Employees of the Company or its subsidiaries, (including officers and employees of the Company or its subsidiaries), directors and consultants, advisors or other independent contractors who provide services to the Company or its subsidiaries, including members of any advisory board, shall become eligible to receive Incentives under the Plan when designated by the Committee. As of May 31, 2012, ten employees, directors or other independent contractors were eligible to be selected by the Committee to receive awards under the 2012 Plan.

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Shares Eligible for Awards. The number of shares authorized for issuance under the 2012 Plan is 500,000, subject to adjustment in the event of stock splits, recapitalization or other similar events affecting the common stock. Shares of common stock to be issued upon the exercise of options may be either original issue or treasury shares. Shares of common stock covered by options which terminate without being exercised will again be available for option grants.

Accounting for Awards. Shares of common stock issued under the 2012 Plan or that are currently subject to outstanding Incentives will be applied to reduce the maximum number of shares of common stock remaining available for issuance under the Plan.

To the extent that cash in lieu of shares of common stock is delivered upon the exercise of an SAR, the Company shall be deemed, for purposes of applying the limitation on the number of shares, to have issued the greater of the number of shares of common stock which it was entitled to issue upon such exercise or upon the exercise of any related option. In the event that a stock option or SAR granted hereunder expires or is terminated or canceled unexercised or unvested as to any shares of common stock, such shares may again be issued under the 2012 Plan either pursuant to stock options, SARs or otherwise. In the event that shares of common stock are issued hereunder as restricted stock or pursuant to a stock award and thereafter are forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired shares may again be issued under the Plan, either as restricted stock, pursuant to stock awards or otherwise. The Committee may also determine to cancel, and agree to the cancellation of, stock options in order to make a participant eligible for the grant of a stock option at a lower price than the option to be canceled.

Types of Incentives. Incentives under the Plan may be granted in any combination of the following forms:

•	incentive stock options and non-qualified stock options;
•	stock-appreciation rights (“SARs”);
•	stock awards;
•	restricted stock; and
•	performance shares.

Awards may be granted alone, in addition to, in combination with or in substitution for, any other award granted under the 2012 Plan or any other compensation plan. Awards can be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or as required by applicable law. Awards may provide that upon the grant or exercise thereof, the holder will receive cash, shares of our common stock, other securities or property, or any combination of these in a single payment, installments or on a deferred basis. The exercise price per share under any stock option and the grant price of any SAR may not be less than the fair market value of our common stock on the date of grant of such option or SAR. Determinations of fair market value under the 2012 Plan will be made in accordance with methods and procedures established by the Committee. The term of awards will be set by the Committee, but may not be longer than 10 years and one day from the date of grant. Awards will be adjusted by the Committee in the case of a stock dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares, issuance of warrants or other rights or other similar corporate transaction or event that affects shares of our common stock in order to prevent dilution or enlargement of the benefits or potential benefits intended to be provided under the 2012 Plan.

Stock Options The holder of an option will be entitled to purchase a number of shares of our common stock at a specified exercise price during a specified time period, all as determined by the Committee. The 2012 Plan provides that the Committee may permit exercise of an option by a variety of methods, including payment in cash or shares of common stock or a combination of cash and shares of common stock, or a same day sale through a brokerage firm in accordance with regulations of the Federal Reserve Board.

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Stock Appreciation Rights. The holder of an SAR is entitled to receive the excess of the fair market value (calculated as of the exercise date) of a specified number of shares of our common stock over the grant price of the SAR. SARs vest and become exercisable in accordance with a vesting schedule established by the Committee.

Restricted Stock. The holder of restricted stock will own shares of our common stock subject to restrictions imposed by the Committee (including, for example, restrictions on the transfer) for a specified time period determined by the Committee. If the participant’s employment or service as a director terminates during the vesting period, the restricted stock will be forfeited, unless the Committee determines that it would be in our best interest to waive the remaining restrictions.

Performance Awards. A performance award may be payable in shares of common stock and will be conditioned solely upon the achievement of one or more objective performance goals established by the Committee. The Committee must determine the length of the performance period, establish the performance goals for the performance period and determine the amounts of the performance awards for each participant. If the participant’s employment or service as a director terminates during the vesting period for any reason other than retirement, death, or disability prior to achievement of the performance objectives, the participant’s rights will expire and terminate unless otherwise determined by the Committee. If the participant’s employment or service as a director terminates during the vesting period by reason of retirement, death, or disability prior to achievement of the performance objectives, the Committee in its discretion may determine what portion, if any, of the performance shares should be paid to the participant.

Stock Awards. The Committee may grant unrestricted shares of our common stock, subject to terms and conditions determined by the Committee and the limitations in the 2012 Plan.

Transferability of Awards. No incentive stock option, SAR, restricted stock or performance award may be transferred, pledged or assigned by the holder except, in the event of the holder’s death, by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act. Incentive stock options transferred (except as permitted in the preceding sentence) will continue to be outstanding for purposes of the 2012 Plan but will thereafter be deemed to be a non-qualified stock option. Non-qualified stock options may be transferred by the holder thereof only to such holder’s spouse, children, grandchildren or parents. During a participant’s lifetime, a stock option may be exercised only by him or her, by his or her guardian or legal representative or by permitted transferees.

Effect of Termination of Employment or Other Relationship. In the event that a participant ceases to be an employee of or consultant to the Company, or the participant’s other service with the Company is terminated, for any reason, including death, any Incentives may be exercised or shall expire at such times as may be determined by the Committee in its sole discretion in the agreement evidencing an Incentive. Upon a participant’s termination of employment or other service, the Committee may, in its sole discretion (which may be exercised at any time on or after the date of grant, including following such termination), cause options and SARs to become or continue to become exercisable and/or remain exercisable following termination and restricted stock awards, performance shares and stock awards then held by such participant to vest and/or continue to vest or become free of transfer restrictions following termination in the manner determined by the Committee. No option or SAR may remain exercisable or continue to vest beyond the earlier of (i) the latest date upon which the Incentive could have expired by its original terms, and (ii) the tenth anniversary of the original date of grant. Any incentive stock option that remains unexercised more than one year following termination of employment by reason of death or disability or more than three months following termination for any reason other than death or disability will thereafter be deemed to be a non-qualified stock option.

Maximum Award.  The maximum number of shares that may be covered by options granted to any individual during any calendar year will be 200,000. To the extent that the aggregate fair market value (as of grant date) of common stock with respect to which incentive stock options are exercisable for the first time during any calendar year by an individual exceeds $100,000 or such other limit as may be required by the Code, options which exceed such limit will be treated as non-qualified options.

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Change of Control.  In the event of a change of control of the Company as defined in the 2012 Plan, all unvested options will fully vest, unless otherwise limited by the Committee at the time of grant.

Duration, Amendment and Termination.  Unless discontinued or terminated by the Board of Directors, the 2012 Plan will expire on the tenth anniversary of the date it is approved by the shareholders of the Company. No awards may be made after that date. However, unless otherwise expressly provided in an applicable award agreement, any award granted under the 2012 Plan prior to expiration may extend beyond the expiration of the 2012 Plan through the award’s normal expiration date.

The Board may amend, suspend or discontinue the Plan at any time; provided, however, that no amendments to the Plan will be effective without approval of the shareholders of the Company if shareholder approval of the amendment is then required pursuant to Section 422 of the Code or the rules of any stock exchange or Nasdaq or similar regulatory body. No termination, suspension or amendment of the Plan may adversely affect any outstanding Incentive without the consent of the affected participant; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate.

New Plan Benefits. With the exception of the awards described in the table and accompanying footnotes below, the Committee in its sole discretion will determine the number and types of awards that will be granted under the 2012 Plan. Thus, it is not possible to determine the benefits that will be received by eligible participants if the 2012 Plan is approved by our stockholders.

Federal Income Tax Consequences.

Grant of Options and SARs. The grant of a stock option or SAR is not expected to result in any taxable income for the recipient.

Exercise of Options and SARs. Upon exercising a non-qualified stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares of our common stock acquired on the date of exercise over the exercise price, and we will generally be entitled at that time to an income tax deduction for the same amount. The holder of an incentive stock option generally will have no taxable income upon exercising the option (except that an alternative minimum tax liability may arise), and we will not be entitled to an income tax deduction. Upon exercising a SAR, the amount of any cash received and the fair market value on the exercise date of any shares of our common stock received are taxable to the recipient as ordinary income and generally deductible by us.

Disposition of Shares Acquired Upon Exercise of Options and SARs. The tax consequence upon a disposition of shares acquired through the exercise of an option or SAR will depend on how long the shares have been held and whether the shares were acquired by exercising an incentive stock option or by exercising a non-qualified stock option or SAR. Generally, there will be no tax consequence to us in connection with the disposition of shares acquired under an option or SAR, except that we may be entitled to an income tax deduction in the case of the disposition of shares acquired under an incentive stock option before the applicable incentive stock option holding periods set forth in the Code have been satisfied.

Awards Other than Options and SARs. As to other awards granted under the 2012 Plan that are payable either in cash or shares of our common stock that are either transferable or not subject to substantial risk of forfeiture, the holder of the award must recognize ordinary income equal to (a) the amount of cash received or, as applicable, (b) the excess of (i) the fair market value of the shares received (determined as of the date of receipt) over (ii) the amount (if any) paid for the shares by the holder of the award. We will generally be entitled at that time to an income tax deduction for the same amount.

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As to an award that is payable in shares of our common stock that are restricted from transfer and subject to substantial risk of forfeiture, unless a special election is made by the holder of the award under the Code, the holder must recognize ordinary income equal to the excess of (i) the fair market value of the shares received (determined as of the first time the shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (ii) the amount (if any) paid for the shares by the holder of the award. We will generally be entitled at that time to an income tax deduction for the same amount.

Income Tax Deduction. Subject to the usual rules concerning reasonable compensation, including our obligation to withhold or otherwise collect certain income and payroll taxes, and assuming that, as expected, stock options, SARs and certain other performance awards paid under the 2012 Plan are “qualified performance-based compensation” within the meaning of Section 162(m) of the Code, we will generally be entitled to a corresponding income tax deduction at the time a participant recognizes ordinary income from awards made under the 2012 Plan.

Special Rules for Executive Officers and Directors Subject to Section 16 of the Exchange Act. Special rules may apply to individuals subject to Section 16 of the Exchange Act. In particular, unless a special election is made pursuant to the Internal Revenue Code, shares received through the exercise of a stock option or SAR may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized and the amount of our income tax deduction will be determined as of the end of that period.

Delivery of Shares for Tax Obligation. Under the 2012 Plan, the Committee may permit participants receiving or exercising awards, subject to the discretion of the Committee and upon such terms and conditions as it may impose, to deliver shares of our common stock (either shares received upon the receipt or exercise of the award or shares previously owned by the participant) to us to satisfy federal, state or local tax obligations.

Section 409A of the Code. The Committee will administer and interpret the 2012 Plan and all award agreements in a manner consistent with the intent to satisfy the requirements of Section 409A of the Code to avoid any adverse tax results thereunder to a holder of an award. If any provision of the 2012 Plan or any award agreement would result in such adverse consequences, the Committee may amend that provision or take other necessary action to avoid any adverse tax results and no such action will be deemed to impair or otherwise adversely affect the rights of any holder of an award under the 2012 Plan.

Securities Authorized for Issuance under Equity Compensation Plans as of Last Fiscal Year (December 31, 2011)

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by stockholders(1)	1,343,604	$2.27	114,396
Equity compensation plans not approved by stockholders(2)	3,890,699	$1.38	—
Total	5,234,303	$1.61	114,396

(1)	Includes shares of our common stock issuable pursuant to options granted under our stock plans.

(2)	Consists of warrants issued to vendors, consultants, lenders and loan guarantors.

The Board of Directors recommends that you vote FOR the approval of the 2012 Plan. Proxies will be voted FOR approval unless a contrary choice is specified.

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Ratification of the Appointment of
Independent Registered Public Accounting Firm

(Proposal THREE)

Our Board of Directors and management are committed to the quality, integrity and transparency of our financial reports. In accordance with the duties set forth in its written charter, the Audit Committee of our Board of Directors has appointed Baker Tilly as our independent registered public accounting firm for the 2012 fiscal year. Although not legally required to do so, the Audit Committee and the full Board of Directors wishes to submit the appointment of Baker Tilly for stockholder ratification at the Annual Meeting. Representatives of Baker Tilly are expected to be present at the Annual Meeting to answer your questions and to make a statement if they desire to do so.

If the stockholders fail to ratify the appointment of Baker Tilly, the Audit Committee shall meet and may reconsider its selection, but it is not legally required to do so. Notwithstanding the proposed ratification of the appointment of Baker Tilly by the stockholders, the Audit Committee, in its discretion, may direct the appointment of a new independent registered public accounting firm at any time during the year without notice to, or the consent of, the stockholders, if the Audit Committee determines that such a change would be in our best interests and the best interests of our stockholders.

The Board of Directors recommends that you vote FOR ratification of the appointment of Baker Tilly as our independent registered public accounting firm for the fiscal year ending December 31, 2012. Proxies will be voted FOR ratifying this appointment unless a contrary choice is specified.

Relationship with Independent Registered Public Accounting Firm

Baker Tilly has acted as the Company’s independent registered public accounting firm since 2004 and has been selected by the Audit Committee to serve in the same capacity for fiscal 2012.

Fees of Independent Public Accountants

The following is an explanation of the fees billed to the Company by Baker Tilly for professional services rendered for the fiscal years ended December 31, 2011 and 2010, which totaled $76,895 and $89,395, respectively.

Audit Fees. These consist of fees billed by our auditors for professional services rendered for the audit of our consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports. Audit fees were $ 71,075 and $77,190 for the years ended December 31, 2011 and 2010, respectively.

Tax Fees. These consist of fees billed by our auditors for professional services for tax compliance, tax advice and tax planning. Tax fees were $5,910 and $2,145 for the years ended December 31, 2011 and 2010, respectively.

All Other Fees. There consist of fees billed by our auditors for professional services rendered for the review of private placement memorandums and registration statement filings on Form S-1, Form S-3 and Form S-8. Other fees were $0 and $10,060 for the years ended December 31, 2011 and 2010, respectively.

Preapproval Policies

The policy of our Audit Committee is to review and preapprove both audit and non-audit services to be provided by the independent auditors (other than with de minimus exceptions permitted by the Sarbanes-Oxley Act of 2002). This duty may be delegated to one or more designated members of the Audit Committee with any such approval reported to the committee at its next regularly scheduled meeting. Approval of non-audit services shall be disclosed to investors in periodic reports required by Section 13(a) of the Exchange Act. 100% of the fees paid to Baker Tilly were pre-approved as aforesaid.

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No services in connection with appraisal or valuation services, fairness opinions or contribution-in-kind reports were rendered by Baker Tilly Virchow Krause. Furthermore, no work of Baker Tilly with respect to its services rendered to the Company was performed by anyone other than Baker Tilly.

Stockholder PROPOSALS FOR THE 2013 ANNUAL MEETING

Any stockholder who desires to submit a proposal for action by the stockholders at our 2013 Annual Meeting must submit such proposal in writing to our Secretary, David F. Koenig, by March 1, 2013 to have the proposal included in our proxy statement for the meeting. Due to the complexity of the respective rights of the stockholders and us in this area, any stockholder desiring to propose such an action is advised to consult with his or her legal counsel with respect to such rights. We suggest that any such proposal be submitted by certified mail return receipt requested.

Rule 14a-4 promulgated under the Exchange Act governs our use of its discretionary proxy voting authority with respect to a stockholder proposal that the stockholder has not sought to include in our proxy statement. Rule 14a-4 provides that if a proponent of a proposal fails to notify the company at least 45 days prior to the month and day of mailing of the prior year's proxy statement, management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter. With respect to our 2013 Annual Meeting of Stockholders, if we are not provided notice of a stockholder proposal, which the stockholder has not previously sought to include in our proxy statement, by May 15, 2013, the management proxies will be allowed to use their discretionary authority as outlined above.

HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as "householding", potentially provides extra convenience for stockholders and cost savings for companies. Currently, only brokers household our proxy statements and annual reports, delivering a single proxy statement and annual report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.

If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, or if you are receiving multiple copies of these documents and wish to receive only one, please contact us in writing at ProUroCare Medical Inc., Attention: Chief Financial Officer, 6440 Flying Cloud Dr., Suite 101, Eden Prairie, MN 55344, or by telephone at (952) 698-1161. We will deliver promptly upon written or oral request a separate copy of our proxy statement and annual report to a stockholder at a shared address to which a single copy of such documents was delivered.

Other Matters

The Board of Directors does not intend to present to the meeting any other matter not referred to above and does not presently know of any matters that may be presented to the meeting by others. However, if other matters come before the meeting, it is the intent of the persons named in the enclosed proxy to vote the proxy in accordance with their best judgment.

June 29, 2012

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Appendix A

PROUROCARE MEDICAL INC.

2012 STOCK PLAN

1.	Purpose.

The purpose of the 2012 Stock Plan (the “Plan”) of ProUroCare Medical Inc. (the “Company”), a Nevada corporation, is to increase shareholder value and to advance the interests of the Company by furnishing a variety of economic incentives (variously referred to hereinafter as the “Incentives”) designed to attract, retain and motivate employees, directors and consultants. Incentives may consist of opportunities to purchase or receive shares of the Company’s $0.00001 par value common stock, (the “Common Stock”), monetary payments, or both, on terms and conditions determined under this Plan.

2.	Administration.

2.1	Committee. The Plan shall be administered by a committee of the Company’s board of directors (the “Committee”). The Committee shall consist of not less than two directors of the Company who shall be appointed from time to time by the Company’s board of directors. Each member of the Committee shall qualify both as a “non-employee director” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (together with the rules and regulations promulgated thereunder, the “Exchange Act”), and as an “outside director” as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Committee shall have complete discretion and authority to determine all provisions of all Incentives awarded under the Plan (consistent with the terms of the Plan), interpret the Plan, and make any other determination which it believes necessary and advisable for the proper administration of the Plan. The Committee’s decisions and matters relating to the Plan shall be final and conclusive for the Company and its participants. No member of the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Incentives granted under the Plan. The Committee will also have the authority under the Plan to amend or modify the terms of any outstanding Incentives in any manner; provided, however, that any such amended or modified terms are permitted by the Plan as then in effect, and any recipient of an Incentive adversely affected by such amended or modified terms has consented to such amendment or modification. No amendment or modification to an Incentive, however, whether pursuant to this Section 2 or any other provisions of the Plan, will be deemed to be a re-grant of such Incentive for purposes of this Plan. If at any time there is no Committee, then for purposes of the Plan the term “Committee” shall mean the Company’s board of directors.

2.2	Changes Due to Certain Events. In the event of (i) any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, extraordinary dividend or divestiture, including a spinoff, or any other similar change in corporate structure or shares, (ii) any purchase, acquisition, sale or disposition of a significant amount of assets or a significant business, (iii) any change in accounting principles or practices, or (iv) any other similar change, in each case with respect to the Company or any other entity whose performance is relevant to the grant or vesting of an Incentive, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) may, without the consent of any affected recipient of an Incentive, amend or modify the vesting criteria of any outstanding Incentive based, in whole or in part, on the financial performance of the Company (or any subsidiary or division thereof) or such other entity so as equitably to reflect such event, with the desired result that the criteria for evaluating such financial performance of the Company or such other entity will be substantially the same (in the sole discretion of the Committee or the board of directors of the surviving corporation) following such event as prior to such event; provided, however, that the amended or modified terms are permitted by the Plan as then in effect.

Appendix A

3.	Eligible Participants.

Employees of the Company or its subsidiaries, including officers and employees of the Company or its subsidiaries), directors and consultants, advisors or other independent contractors who provide services to the Company or its subsidiaries, including members of any advisory board, shall become eligible to receive Incentives under the Plan when designated by the Committee. Participants may be designated individually or by groups or categories (for example, by pay grade) as the Committee deems appropriate. Participation by Company officers or its subsidiaries and any performance objectives relating to such officers must be approved by the Committee. Participation by others and any performance objectives relating to others may be approved by groups or categories (for example, by pay grade) and authority to designate participants who are not officers and to set or modify such performance objectives may be delegated.

4.	Types of Incentives.

Incentives under the Plan may be granted in any combination of the following forms: (a) incentive stock options and non-statutory stock options under Section 6; (b) stock-appreciation rights (“SARs”) under Section 7; (c) stock awards under Section 8; (d) restricted stock under Section 8; and (e) performance shares under Section 9.

5.	Shares Subject to the Plan.

5.1	Number of Shares. Subject to adjustment as provided in Section 11.6, the number of shares of Common Stock which may be issued under the Plan shall not exceed 500,000 shares of Common Stock. Shares of Common Stock issued under the Plan or that are currently subject to outstanding Incentives will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan.

5.2	Cancellation. To the extent that cash in lieu of shares of Common Stock is delivered upon the exercise of an SAR pursuant to Section 7.4, the Company shall be deemed, for purposes of applying the limitation on the number of shares, to have issued the greater of the number of shares of Common Stock which it was entitled to issue upon such exercise or upon the exercise of any related option. In the event that a stock option or SAR granted hereunder expires or is terminated or canceled unexercised or unvested as to any shares of Common Stock, such shares may again be issued under the Plan either pursuant to stock options, SARs or otherwise. In the event that shares of Common Stock are issued hereunder as restricted stock or pursuant to a stock award and thereafter are forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired shares may again be issued under the Plan, either as restricted stock, pursuant to stock awards or otherwise. The Committee may also determine to cancel, and agree to the cancellation of, stock options in order to make a participant eligible for the grant of a stock option at a lower price than the option to be canceled.

Appendix A

6.	Stock Options.

A stock option is a right to purchase shares of Common Stock from the Company. The Committee may designate whether an option is to be considered an incentive stock option or a non-statutory stock option. To the extent that any incentive stock option granted under the Plan ceases for any reason to qualify as an “incentive stock option” for purposes of Section 422 of the Code, such incentive stock option will continue to be outstanding for purposes of the Plan but will thereafter be deemed to be a non-statutory stock option. Each stock option granted by the Committee under this Plan shall be subject to the following terms and conditions:

6.1	Price. The option price per share shall be determined by the Committee, subject to adjustment under Section 11.6.

6.2	Number. The number of shares of Common Stock subject to the option shall be determined by the Committee, subject to adjustment as provided in Section 11.6. The number of shares of Common Stock subject to a stock option shall be reduced in the same proportion that the holder thereof exercises a SAR if any SAR is granted in conjunction with or related to the stock option. To the extent required by Section 162(m) of the Code, as amended (the "Code"), and the rules and regulations thereunder, no individual may receive options to purchase more than 200,000 shares (subject to adjustment as provided in Section 11.6) in any year.

6.3	Term and Time for Exercise. Subject to earlier termination as provided in Section 11.4, the term of each stock option shall be determined by the Committee but shall not exceed ten (10) years and one day from the date of grant. Each stock option shall become exercisable at such time or times during its term as shall be determined by the Committee at the time of grant. The Committee may in its discretion accelerate the exercisability of any stock option. Subject to the foregoing and with the approval of the Committee, all or any part of the shares of Common Stock with respect to which the right to purchase has accrued may be purchased by the Company at the time of such accrual or at any time or times thereafter during the term of the option.

6.4	Manner of Exercise. Subject to the conditions contained in this Plan and in the agreement with the recipient evidencing such option, a stock option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased and accompanied by the full purchase price for such shares. The exercise price shall be payable (a) in United States dollars upon exercise of the option and may be paid by cash; uncertified or certified check; or bank draft; (b) at the discretion of the Committee, by delivery of shares of Common Stock already owned by the participant in payment of all or any part of the exercise price, which shares shall be valued for this purpose at the Fair Market Value (as defined in Section 11.11 below) on the date such option is exercised; or (c) at the discretion of the Committee, by instructing the Company to withhold from the shares of Common Stock issuable upon exercise of the stock option shares of Common Stock in payment of all or any part of the exercise price and/or any related withholding-tax obligations, which shares shall be valued for this purpose at the Fair Market Value or in such other manner as may be authorized from time to time by the Committee. Any shares of Common Stock delivered by a participant pursuant to clause (b) above must have been held by the participant for a period of not less than six (6) months prior to the exercise of the option, unless otherwise determined by the Committee. Prior to the issuance of shares of Common Stock upon the exercise of a stock option, a participant shall have no rights as a shareholder with respect to shares of Common Stock issuable under such stock option. Except as otherwise provided in the Plan, no adjustment will be made for dividends or distributions declared as of a record date preceding the date on which a participant becomes the holder of record of shares of Common Stock acquired upon exercise of a stock option, except as the Committee may determine in its sole discretion.

Appendix A

6.5	Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as incentive stock options (as such term is defined in Section 422 of the Code):

(a)	The aggregate Fair Market Value (determined as of the time the option is granted) of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by any participant during any calendar year (under the Plan and any other incentive stock-option plans of the Company or any subsidiary or parent corporation of the Company) shall not exceed $100,000. The determination will be made by taking incentive stock options into account in the order in which they were granted.

(b)	Any certificate for an incentive stock option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the options as incentive stock options.

(c)	All incentive stock options must be granted within ten (10) years from the earlier of the date on which this Plan was adopted by board of directors or the date this Plan was approved by the Company’s shareholders.

(d)	Unless sooner exercised, all incentive stock options shall expire no later than ten (10) years after the date of grant. No incentive stock option may be exercisable after ten (10) years from its date of grant (or five (5) years from its date of grant if, at the time of grant, the participant owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company).

(e)	The exercise price for a share of Common Stock under an incentive stock options shall be not less than one hundred percent (100%) of the Fair Market Value of one share of Common Stock on the date of grant; provided, however, that the exercise price shall be one hundred ten percent (110%) of the Fair Market Value if, at the time the incentive stock option is granted, the participant owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company.

7.	Stock-Appreciation Rights.

An SAR is a right to receive, without payment to the Company, a number of shares of Common Stock, cash, or any combination thereof, the amount of which is determined pursuant to the formula set forth in Section 7.4. An SAR may be granted (a) with respect to any stock option granted under this Plan, either concurrently with the grant of such stock option or at such later time as determined by the Committee (as to all or any portion of the shares of Common Stock subject to the stock option), or (b) alone, without reference to any related stock option. Each SAR granted by the Committee under this Plan shall be subject to the following terms and conditions:

Appendix A

7.1	Number; Exercise Price. Each SAR granted to any participant shall relate to such number of shares of Common Stock as shall be determined by the Committee, subject to adjustment as provided in Section 11.6. In the case of an SAR granted with respect to a stock option, the number of shares of Common Stock to which the SAR pertains shall be reduced in the same proportion that the holder of the option exercises the related stock option. The exercise price of an SAR will be determined by the Committee, in its discretion, at the date of grant but may not be less than one hundred percent (100%) of the Fair Market Value of one share of Common Stock on the date of grant.

7.2	Duration. Subject to earlier termination as provided in Section 11.4, the term of each SAR shall be determined by the Committee but shall not exceed ten (10) years and one day from the date of grant. Unless otherwise provided by the Committee, each SAR shall become exercisable at such time or times, to such extent and upon such conditions as the stock option, if any, to which it relates is exercisable. The Committee may in its discretion accelerate the exercisability of any SAR.

7.3	Exercise. An SAR may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of SARs which the holder wishes to exercise. Upon receipt of such written notice, the Company shall, within ninety (90) days thereafter, deliver to the exercising holder certificates for the shares of Common Stock or cash, or both, as determined by the Committee, to which the holder is entitled pursuant to Section 7.4.

7.4	Payment. Subject to the right of the Committee to deliver cash in lieu of shares of Common Stock (which, as it pertains to Company officers and directors, shall comply with all requirements of the Exchange Act), the number of shares of Common Stock which shall be issuable upon the exercise of an SAR shall be determined by dividing:

(a)	the number of shares of Common Stock as to which the SAR is exercised multiplied by the amount of the appreciation in such shares (i.e., the amount by which the Fair Market Value of the shares of Common Stock subject to the SAR on the exercise date exceeds (1) in the case of an SAR related to a stock option, the exercise price of the shares of Common Stock under the stock option or (2) in the case of an SAR granted alone and without reference to a related stock option, an amount which shall be determined by the Committee at the time of grant, subject to adjustment under Section 11.6); by

(b)	the Fair Market Value of a share of Common Stock on the exercise date.

In lieu of issuing shares of Common Stock upon the exercise of a SAR, the Committee may elect to pay the holder of the SAR cash equal to the Fair Market Value on the exercise date of any or all of the shares which would otherwise be issuable. No fractional shares of Common Stock shall be issued upon the exercise of an SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a share of Common Stock on the exercise date or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise.

Appendix A

8.	Stock Awards and Restricted Stock.

A stock award consists of the transfer by the Company to a participant of shares of Common Stock, without other payment therefor, as additional compensation for services rendered to the Company. The participant receiving a stock award will have all voting, dividend, liquidation and other rights with respect to the shares of Common Stock issued to a participant as a stock award under this Section 8 upon the participant becoming the holder of record of such shares. A share of restricted stock consists of shares of Common Stock which are sold or transferred by the Company to a participant at a price determined by the Committee (which price shall be at least equal to the minimum price required by applicable law for the issuance of a share of Common Stock) and subject to restrictions on their sale or other transfer by the participant, which restrictions and conditions may be determined by the Committee as long as such restrictions and conditions are not inconsistent with the terms of the Plan. The transfer of Common Stock pursuant to stock awards and the transfer and sale of restricted stock shall be subject to the following terms and conditions:

8.1	Number of Shares. The number of shares to be transferred or sold by the Company to a participant pursuant to a stock award or as restricted stock shall be determined by the Committee.

8.2	Sale Price. The Committee shall determine the price, if any, at which shares of restricted stock shall be sold or granted to a participant, which may vary from time to time and among participants and which may be below the Fair Market Value of such shares of Common Stock at the date of sale.

8.3	Restrictions. All shares of restricted stock transferred or sold hereunder shall be subject to such restrictions as the Committee may determine, including without limitation any or all of the following:

(a)	a prohibition against the sale, transfer, pledge or other encumbrance of the shares of restricted stock, such prohibition to lapse at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such shares, or otherwise);

(b)	a requirement that the holder of shares of restricted stock forfeit, or (in the case of shares sold to a participant) resell back to the Company at his or her cost, all or a part of such shares in the event of termination of his or her employment or consulting engagement during any period in which such shares are subject to restrictions; or

(c)	such other conditions or restrictions as the Committee may deem advisable.

In order to enforce the restrictions imposed by the Committee pursuant to Section 8.3, the participant receiving restricted stock shall enter into an agreement with the Company setting forth the conditions of the grant. Shares of restricted stock shall be registered in the name of the participant and deposited, together with a stock power endorsed in blank, with the Company unless otherwise determined by the Committee. Each such certificate shall bear a legend in substantially the following form:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF COMMON STOCK REPRESENTED BY IT ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING CONDITIONS OF FORFEITURE) CONTAINED IN THE 2012 STOCK OPTION PLAN OF PROUROCARE MEDICAL INC., (THE “COMPANY”), AND AN AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND THE COMPANY. A COPY OF THE 2012 STOCK OPTION PLAN AND THE AGREEMENT IS AVAILABLE FROM THE COMPANY UPON REQUEST.

Appendix A

8.4	End of Restrictions. Subject to Section 11.3, at the end of any time period during which the shares of restricted stock are subject to forfeiture and restrictions on transfer, such shares will be delivered free of all restrictions to the participant or to the participant’s legal representative, beneficiary or heir.

8.5	Shareholder. Subject to the terms and conditions of the Plan, each participant receiving restricted stock shall have all the rights of a shareholder with respect to shares of stock during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation the right to vote such shares. Dividends paid in cash or property other than Common Stock with respect to shares of restricted stock shall be paid to the participant currently. Unless the Committee determines otherwise in its sole discretion, any dividends or distributions (including regular quarterly cash dividends) paid with respect to shares of Common Stock subject to the restrictions set forth above will be subject to the same restrictions as the shares to which such dividends or distributions relate. In the event the Committee determines not to pay dividends or distributions currently, the Committee will determine in its sole discretion whether any interest will be paid on such dividends or distributions. In addition, the Committee in its sole discretion may require such dividends and distributions to be reinvested (and in such case the participant consents to such reinvestment) in shares of Common Stock that will be subject to the same restrictions as the shares to which such dividends or distributions relate.

9.	Performance Shares.

A performance share consists of an award which shall be paid in shares of Common Stock, as described below. The grant of a performance share shall be subject to such terms and conditions as the Committee deems appropriate, including the following:

9.1	Performance Objectives. Each performance share will be subject to performance objectives respecting the Company or one of its operating units to be achieved by the participant before the end of a specified period. The Committee shall determine the terms and conditions of each grant and the number of performance shares granted. If the performance objectives are achieved, the participant will be paid in shares of Common Stock as determined by the Committee. If such objectives are not met, each grant of performance shares may provide for lesser payments in accordance with formulae established in the award.

9.2	Not Shareholder. The grant of performance shares to a participant shall not create any rights in such participant as a shareholder of the Company, until the payment of shares of Common Stock with respect to an award.

9.3	No Adjustments. No adjustment shall be made in performance shares granted on account of cash dividends which may be paid or other rights which may be issued to the holders of Common Stock prior to the end of any period for which performance objectives were established.

9.4	Expiration of Performance Shares. If any participant’s employment or consulting engagement with the Company is terminated for any reason other than normal retirement, death or disability prior to the achievement of the participant’s stated performance objectives, all the participant’s rights on the performance shares shall expire and terminate unless otherwise determined by the Committee. In the event of termination of employment or consulting by reason of death, disability, or normal retirement, the Committee, in its own discretion may determine what portions, if any, of the performance shares should be paid to the participant.

Appendix A

10.	Change of Control.

10.1	Change in Control. For purposes of this Section 10, a “Change in Control” of the Company will mean the following:

(a)	The purchase or other acquisition by any one person, or more than one person acting as a group, of stock of the Company that, together with stock held by such person or group, constitutes more than fifty percent (50%) of the total combined value or total combined voting power of all classes of stock issued by the Company; provided, however, that if any one person or more than one person acting as a group is considered to own more than fifty percent (50%) of the total combined value or total combined voting power of such stock, the acquisition of additional stock by the same person or persons shall not be considered a Change of Control;

(b)	A merger or consolidation to which the Company is a party if the individuals and entities who were shareholders of the Company immediately prior to the effective date of such merger or consolidation have, immediately following the effective date of such merger or consolidation, beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of less than fifty percent (50%) of the total combined voting power of all classes of securities issued by the surviving entity for the election of directors of the surviving corporation;

(c)	Any one person, or more than one person acting as a group, acquires or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons, direct or indirect beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of stock of the Company constituting more than thirty (30%) of the total combined voting power of all classes of stock issued by the Company;

(d)	The purchase or other acquisition by any one person, or more than one person acting as a group, of substantially all of the total gross value of the assets of the Company during the twelve-month period ending on the date of the most recent purchase or other acquisition by such person or persons. For purposes of this Section 2(d), “gross value” means the value of the assets of the Company or the value of the assets being disposed of, as the case may be, determined without regard to any liabilities associated with such assets;

(e)	A change in the composition of the Board of the Company at any time during any consecutive twelve (12) month period such that the “Continuity Directors” cease for any reason to constitute at least a majority of the Board. For purposes of this event, “Continuity Directors” means those members of the Board who either:

(1)	were directors at the beginning of such consecutive twelve (12) month period; or

(2)	were elected by, or on the nomination or recommendation of, at least a majority of the then-existing Board of Directors.

In all cases, the determination of whether a Change of Control Event has occurred shall be made in accordance with Code Section 409A and the regulations, notices and other guidance of general applicability issued thereunder.

Appendix A

10.2.	Acceleration of Incentives. Without limiting the authority of the Committee under the Plan, if a Change in Control of the Company occurs whereby the acquiring entity or successor to the Company does not assume the Incentives or replace them with substantially equivalent incentive awards, then, unless otherwise provided by the Committee in its sole discretion in the agreement evidencing an Incentive at the time of grant, as of the date of the Change of Control: (a) all outstanding options and SARs will vest and will become immediately exercisable in full and will remain exercisable for the remainder of their respective terms, regardless of whether the participant to whom such options or SARs have been granted remains in the employ or service of the Company or any subsidiary of the Company or any acquiring entity or successor to the Company; (b) the restrictions on all shares of restricted stock awards shall lapse immediately; and (c) all performance shares shall be deemed to be met and payment made immediately.

10.3.	Cash Payment for Options. If a Change in Control of the Company occurs, then the Committee, if approved by the Committee in its sole discretion either in an agreement evidencing an option at the time of grant or at any time after the grant of an option, and without the consent of any participant affected thereby, may determine that:

(a)	some or all participants holding outstanding stock options will receive, with respect to some or all of the shares of Common Stock subject to such options, as of the effective date of any such Change in Control of the Company, cash in an amount equal to the excess of the Fair Market Value of such shares immediately prior to the effective date of such Change in Control of the Company over the exercise price per share of such options; and

(b)	any options as to which, as of the effective date of any such Change in Control, the Fair Market Value of the shares of Common Stock subject to such options is less than or equal to the exercise price per share of such options, shall terminate as of the effective date of any such Change in Control.

If the Committee makes a determination as set forth in subparagraph (a) of this Section 10.3, then, as of the effective date of any such Change in Control of the Company, such options will terminate as to such shares and the participants formerly holding such options will only have the right to receive such cash payment(s). If the Committee makes a determination as set forth in subparagraph (b) of this Section 10.3, then, as of the effective date of any such Change in Control of the Company, such options will terminate, become void and expire as to all unexercised shares of Common Stock subject to such options on such date, and the participants formerly holding such options will have no further rights with respect to such options.

11.	General.

11.1	Effective Date. The Plan will become effective upon its approval by the affirmative vote of the holders of a majority of the voting power of the shares of the Company's Common Stock present and entitled to vote at a meeting of the stockholders. Unless approved within one year after the date of the Plan's adoption by the board of directors, the Plan shall not be effective for any purpose.

11.2	Duration. The Plan shall remain in effect until all Incentives granted under the Plan have either been satisfied by the issuance of shares of Common Stock or the payment of cash or have been terminated under the terms of the Plan and all restrictions imposed on shares of Common Stock in connection with their issuance under the Plan have lapsed. No Incentives may be granted under the Plan after the tenth anniversary of the date the Plan is approved by the shareholders of the Company.

Appendix A

11.3	Non-Transferability of Incentives. No Incentive Stock Option, SAR, restricted stock or performance award may be transferred, pledged or assigned by the holder thereof (except, in the event of the holder’s death, by will or the laws of descent and distribution to the limited extent provided in the Plan or the Incentive, or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder), and the Company shall not be required to recognize any attempted assignment of such rights by any participant. Incentive Stock Options transferred (except as permitted in the preceding sentence) will continue to be outstanding for purposes of the Plan but will thereafter be deemed to be a non-qualified stock option. Non-qualified stock options may be transferred by the holder thereof only to such holder’s spouse, children, grandchildren or parents (collectively, the “Family Members”), to trusts for the benefit of Family Members, to partnerships or limited liability companies in which Family Members are the only partners or shareholders, or to entities exempt from federal income taxation pursuant to Section 501(c)(3) of the Code. During a participant’s lifetime, a stock option may be exercised only by him or her, by his or her guardian or legal representative or by the transferees permitted by this Section 11.3.

11.4	Effect of Termination or Death. In the event that a participant ceases to be an employee of or consultant to the Company, or the participant’s other service with the Company is terminated, for any reason, including death, any Incentives may be exercised or shall expire at such times as may be determined by the Committee in its sole discretion in the agreement evidencing an Incentive. Notwithstanding the other provisions of this Section 11.4, upon a participant’s termination of employment or other service with the Company and all subsidiaries, the Committee may, in its sole discretion (which may be exercised at any time on or after the date of grant, including following such termination), cause options and SARs (or any part thereof) then held by such participant to become or continue to become exercisable and/or remain exercisable following such termination of employment or service and restricted stock awards, performance shares and stock awards then held by such participant to vest and/or continue to vest or become free of transfer restrictions, as the case may be, following such termination of employment or service, in each case in the manner determined by the Committee; provided, however, that no option or SAR may remain exercisable or continue to vest beyond the earlier of (i) the latest date upon which the Incentive could have expired by its original terms, and (ii) the tenth (10th) anniversary of the original date of grant. Any incentive stock option that remains unexercised more than one (1) year following termination of employment by reason of death or disability or more than three (3) months following termination for any reason other than death or disability will thereafter be deemed to be a non-statutory stock option. Further, this Section 11.4 shall be administered in compliance with Code Section 409A and the notices, regulations and other guidance of general applicability issued thereunder.

Appendix A

11.5	Additional Conditions. Notwithstanding anything in this Plan to the contrary: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of any Incentive or the issuance of any shares of Common Stock pursuant to any Incentive, require the recipient of the Incentive, as a condition to the receipt thereof or to the receipt of shares of Common Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Incentive or the shares of Common Stock issued pursuant thereto for his or her own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Incentive, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions unacceptable to the Company. Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, the Company will not be required to issue any shares of Common Stock under this Plan, and a participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to any Incentives granted under the Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), and any applicable state or foreign securities laws or an exemption from such registration under the Securities Act and applicable state or foreign securities laws, and (b) there has been obtained any other consent, approval or permit from any other regulatory body which the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

11.6	Adjustment. In the event of any merger, consolidation or reorganization of the Company with any other corporation or corporations, there shall be substituted for each of the shares of Common Stock then subject to the Plan, including shares subject to restrictions, options or achievement-of-performance share objectives, the number and kind of shares of stock or other securities to which the holders of the shares of Common Stock will be entitled pursuant to the transaction. In the event of any recapitalization, reclassification, stock dividend, stock split, combination of shares or other similar change in the corporate structure of the Company or shares of the Company, the exercise price of an outstanding Incentive and the number of shares of Common Stock then subject to the Plan, including shares subject to restrictions, options or achievements of performance shares, shall be adjusted in proportion to the change in outstanding shares of Common Stock in order to prevent dilution or enlargement of the rights of the participants. In the event of any such adjustments, the purchase price of any option, the performance objectives of any Incentive, and the shares of Common Stock issuable pursuant to any Incentive shall be adjusted as and to the extent appropriate, in the discretion of the Committee, to provide participants with the same relative rights before and after such adjustment.

11.7	Incentive Plans and Agreements. Except in the case of stock awards, the terms of each Incentive shall be stated in a plan or agreement approved by the Committee. The Committee may also determine to enter into agreements with holders of options to reclassify or convert certain outstanding options, within the terms of the Plan, as Incentive Stock Options or as non-statutory stock options and in order to eliminate SARs with respect to all or part of such options and any other previously issued options.

Appendix A

11.8	Withholding.

(a)	The Company shall have the right to (i) withhold and deduct from any payments made under the Plan or from future wages of the participant (or from other amounts that may be due and owing to the participant from the Company or a subsidiary of the Company), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all foreign, federal, state and local withholding and employment-related tax requirements attributable to an Incentive, or (ii) require the participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to an Incentive. At any time when a participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with a distribution of Common Stock or upon exercise of an option or SAR, the participant may satisfy this obligation in whole or in part by electing (the “Election”) to have the Company withhold from the distribution shares of Common Stock having a value up to the amount required to be withheld. The value of the shares to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined (the “Tax Date”).

(b)	The Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make Elections shall not apply to such Incentive. An Election is irrevocable.

(c)	If a participant is a Company officer or director within the meaning of Section 16 of the Exchange Act, then an Election is subject to the following additional restrictions: (a) no Election shall be effective for a Tax Date which occurs within six (6) months of the grant or exercise of the award, except that this limitation shall not apply in the event death or disability of the participant occurs prior to the expiration of the six-month period; and (b) the Election must be made either six months prior to the Tax Date or must be made during a period beginning on the third business day following the date of release for publication of the Company’s quarterly or annual summary statements of sales and earnings and ending on the twelfth business day following such date.

11.9	No Continued Employment, Engagement or Right to Corporate Assets. No participant under the Plan shall have any right, because of his or her participation, to continue in the employ of the Company for any period of time or to any right to continue his or her present or any other rate of compensation. Nothing contained in the Plan shall be construed as giving an employee, a consultant, such persons’ beneficiaries or any other person any equity or interests of any kind in the assets of the Company or creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person.

11.10	Amendment of the Plan. The Board may amend, suspend or discontinue the Plan at any time; provided, however, that no amendments to the Plan will be effective without approval of the shareholders of the Company if shareholder approval of the amendment is then required pursuant to Section 422 of the Code or the rules of any stock exchange or Nasdaq or similar regulatory body. No termination, suspension or amendment of the Plan may adversely affect any outstanding Incentive without the consent of the affected participant; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Section 11.5 of the Plan.

Appendix A

11.11	Definition of Fair Market Value. For purposes of this Plan, the “Fair Market Value” of a share of Common Stock at a specified date shall, unless otherwise expressly provided in this Plan, be the amount which the Committee or the Company’s board of directors determines in good faith in the exercise of its reasonable discretion to be one hundred percent (100%) of the fair market value of such a share as of the date in question; provided, however, that notwithstanding the foregoing, if such shares are listed on a U.S. securities exchange or are quoted on the Nasdaq National Market System, Nasdaq SmallCap Stock Market (“Nasdaq”), or the Over-The-Counter Bulletin Board (“OTCBB”), then Fair Market Value shall be determined by reference to the last sale price of a share of Common Stock on such U.S. securities exchange, Nasdaq, or OTCBB, on the applicable date. If such U.S. securities exchange, Nasdaq, or OTCBB is closed for trading on such date, or if the Common Stock does not trade on such date, then the last sale price used shall be the one on the date the Common Stock last traded.

11.12	Breach of Confidentiality, Assignment of Inventions, or Non-Compete Agreements. Notwithstanding anything in the Plan to the contrary, in the event that a participant materially breaches the terms of any confidentiality, assignment-of-inventions, or noncompete agreement entered into with the Company or any parent or subsidiary of the Company, whether such breach occurs before or after termination of such participant’s employment or other service with the Company or any subsidiary, the Committee in its sole discretion may immediately terminate all rights of the participant under the Plan and any agreements evidencing an Incentive then held by the participant without notice of any kind.

11.13	Governing Law. The validity, construction, interpretation, administration and effect of the Plan and any rules, regulations and actions relating to the Plan will be governed by and construed exclusively in accordance with the laws of the State of Minnesota, notwithstanding the conflicts-of-law principles of Minnesota or any other jurisdiction.

11.14	Successors and Assigns. The Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company and the participants in the Plan.

PROUROCARE MEDICAL INC. **PROXY**

6440 Flying Cloud Dr., Suite 101
Eden Prairie, Minnesota 55344

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
ANNUAL MEETING OF STOCKHOLDERS
AUGUST 6, 2012

The stockholder(s) hereby appoints Richard C. Carlson and David F. Koenig, and each of them, as proxies, with full power of substitution, to vote on behalf of the undersigned the number of shares which the undersigned is then entitled to vote, at the Annual Meeting of Stockholders of ProUroCare Medical Inc. to be held at the offices of Fredrikson & Byron, 4000 Pillsbury Center, 200 South Sixth Street, Minneapolis, Minnesota, 55402 at 3:30 p.m. local time on August 6, 2011, and at any and all adjournments thereof, as specified below on the matters referred to and in their discretion upon any other matters brought before the meeting, with all the powers which the undersigned would possess if personally present.

The stockholder(s) hereby revoke(s) all previous proxies relating to the shares covered hereby and acknowledge(s) receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement relating to the Annual Meeting of Stockholders.

IMPORTANT – CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE

▲ **PLEASE DETACH PROXY CARD HERE** ▲